ZST Digital Networks, Inc.
NASDAQ: ZSTN

Investor Presentation

SEPTEMBER 2010

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes, expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties, including, but not limited to, our ability to maintain and increase revenues and sales of our products; our ability to develop and market new products; our strategic investments and acquisitions; compliance and changes in the laws of the People's Republic of China (the "PRC") that affect our operations; our ability to obtain all necessary government certifications and/or licenses to conduct our business; vulnerability of our business to general economic downturn, especially in the PRC; adverse capital and credit market conditions; our ability to meet liquidity needs; and other risk factors detailed in reports filed with the Securities and Exchange Commission from time to time. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the factors discussed above and in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements.

Company Snapshot

Company Name	• ZST Digital Networks Inc. (Delaware)
Listing / Trading	• NASDAQ / ZSTN
Public Offering	• October 20, 2009
Outstanding Shares	• 11,650,442 as of March 31, 2010
Market Capitalization	• US$74.3 million as of September 1, 2010
About ZSTN	• Headquarter: Zhengzhou, China • Employees: total ~100 • Investor Information: http://www.shenyangkeji.com

A Major Developer, Manufacturer, and Supplier of Cable Systems and Commercial GPS Products in China

- Leader in the Internet Protocol Television (IPTV) set-top box market within Henan Province, the largest province by population (130 million people) in China
  - Primary clients include broadcast TV bureaus and cable network operators, serving over 90 municipal districts, counties, townships and cities within Henan Province
- Growing penetration of commercial GPS tracking systems and services market
- Strong growth opportunities in IPTV and GPS device and services market
- Consistent delivery of top- and bottom-line financial performance since 2006
  - 2006-2009 revenue CAGR **162%**

Solid Product and Service Portfolio

Optical Devices

- Legacy product
- Transmitters, receivers, amplifiers
- Workstations
- Power meters
- Etc.





IPTV Set-top Boxes

- Bundled cable TV, Internet and telephone services
- Standard and High Definition models



2006 | 2007… | 2009

Others

- Security monitoring devices
- Coding/decoding devices
- Etc.



GPS Tracking Systems & Services

- Satellite positioning devices for navigation, logistics management, and tracking for commercial vehicle fleets.


SY-B801

Revenue figures for six months to June 30, 2009

Investment Highlights

1. Competitively Positioned in the Rapidly Growing TV Market in China
2. Emerging Opportunities in GPS Tracking Systems and Services Market
3. Flexible and "Asset-Lite" Business Model, with a Focus on Operational Efficiency
4. Proven Product Design and Development Capabilities
5. Established Sales Network
6. Experienced Management Team
7. Strong Financial Performance with a Track Record of Growth and Profitability

1 Competitively Positioned in the Rapidly Growing TV Market in China

Robust Growth of China's Cable TV Market


# of Household
Subscribers in millions
04' – 08' CAGR: 9.5%
180
170
160
150
140
130
120
110
50%
40%
30%
20%
10%
0%
33%
35%
37%
40%
46%
116
129
140
153
160
2004
2005
2006
2007
2008
# of Household Subscribers in millions
% penetration

Source: State Administration of Radio Film and Television (SARFT)

Growing Opportunities in China's IPTV Market


Users in millions
07' – 13' CAGR: 63%
20
18
16
14
12
10
8
6
4
2
0
1.0
2.3
4.0
6.5
9.7
13.9
19.0
2007
2008
2009E
2010E
2011E
2012E
2013E

Source: BDA

1

Competitive Positioning in a Rapidly Growing TV Market in China (continued)


IPTV Set-top Box Market Share
as of September 30, 2009
PRC Cable TV Subscribers:
160 million households
480 million viewers
Henan Province Cable TV
Subscribers:
10 million households
Henan Province IPTV
Subscribers:
2 million households
ZST
62.5%
Other
37.5%

Source: Company estimates, SARFT, Henan Province Statistics Bureau, as of December 2008

2

Emerging Opportunities in GPS Tracking Systems and Services Market

Large and Untapped China GPS Market

- 2008 motor vehicle GPS market size in China: RMB8 billion (168 million vehicles)
  - GPS installed base <10% of total motor vehicles on the road, compared to
  - GPS installed base of close to 60% of total motor vehicles in Japan
- 2010E motor vehicle GPS market size in China: RMB10 billion
- Over 800,000 commercial vehicles in Henan Province as of 2007

Gaining Momentum

- Signed first contract in Nov 10, 2009 for vehicle GPS
  - One-time supply and installation of GPS tracking units for US$585,000
  - 24/7 service support for up to US$73,000 annually
- 2 new contracts signed April 21, 2010
  - GPS hardware installation and monthly call center services
  - Combined value approx. US$1.6m, including first year service fees of approx. US$0.2m

Source: Company estimates, Ministry of Industry & Information Technology, Administration of Transportation of Henan Province as of December 2008

3 Flexible and "Asset-Lite" Business Model, with a Focus on Operational Efficiency

- Minimum capital requirement
- Efficient operational infrastructure

Procurement
- Sourcing and inspection of raw materials and components
- Final system quality control testing and packaging

Product Design & Development
- Determine customer specifications
- Strong focus and fast turnaround on product design and development
- Strong internal design team

Sales & Marketing
- Expanding sales and marketing networks
- Sales network covers all major Henan counties

After-Sales Support
- Full support for ZST products
- Direct customer feedback for future modifications and idea generation

Outsourced Manufacturing
- Subcontract all manufacturing
- Deliver fully-assembled and tested products based on proprietary design

Proven Product Design and Development Capabilities


ZST
International Competitors
Domestic Competitors
Adaptable Technology Solutions
Technical Support
Full Localization
Barriers to Entry
Solid Branding
Competitive Market Position
Proven Installed Base
In-Depth Market Knowledge

5 Established Sales Network

- Extensive ZST product coverage
- Sales network covers all major Henan counties

ZST Product Coverage


Anyang
Tangyin
Neihuang
Huaxian
xiuwu
jiyuan
Xinxiang City
Yuanyang
Mengzhou City
Zhengzhou CITY
Yima
Xinan
Gongyi
Sanmenxia City
Yiyang
xingyang
Kaifeng
Qixian
Shangqiu
Xiayi
Luoning
huixian
tuocheng
Xuchang City
Lushi
Ruzhou
Haozhou
Pingdingshan
Zhoukou City
danchong
Zhenping
Nanyang City
Zhumadian
Xinye
Xixian
Xinyang City
shangcheng

Experienced Management Team

- **Mr. Zhong Bo,** Chairman and Chief Executive Officer
  - Renowned industry veteran
  - Extensive electronic design and product development experience
- **Mr. John Chen,** Chief Financial Officer
  - In depth finance and global capital markets experience
- **Mr. Zhong Lin,** Chief Operating Officer
  - Deep experience in IT and business administration

Strong Financial Performance: A Track Record of Growth and Profitability


(USD millions)
Revenue
Net Income
Revenue CAGR 162%
Net Income CAGR 157%
Revenue Growth 40%
NI Growth 103%
110
100
90
80
70
60
50
40
30
20
10
0
5.6
0.6
28.7
2.9
55.4
6.1
100.4
10.2
23.7
2.6
33
5.2
FY2006
FY2007
FY2008
FY2009
Q2, 2009
Q2, 2010

	FY2006	FY2007	FY2008	FY2009	Q2, 2009	Q2, 2010
Net Margin	11.3%	10.0%	11.0%	10.0%	10.8%	15.7%

Diversifying Revenue Streams

Revenue by Product Segment


Q2 2009
64%
36%
IPTV
Cable Network Equipment


Q2 2010
43%
39%
18%
IPTV
Cable Network Equipment
GPS

Rapidly Increasing Contribution from GPS Products & Services

Healthy Balance Sheet

	As of June 30, 2010 *US$ Million*
Cash	15.8
Total A/R	28.9
Inventory	0.5
Total Assets	57.9
Short-term Loans	0.0
Total Current Liabilities	2.7
Shareholders' Equity	55.2

Business Outlook

Growth Strategy



Core business expansion by leveraging IPTV set-top box replacement cycle and new customers
Increase penetration of commercial GPS systems and services market
Growth Strategy
Pursue selected opportunities for strategic partnerships, joint ventures, acquisitions and other attractive investments
Increase penetration by expanding sales network in existing and new markets
Strengthen branding and technology platform

Guidance for Third Quarter and FY 2010

ZSTN currently estimates that third quarter 2010 revenue will range between US$34.0 million and US$37.0 million

ZSTN currently estimates that third quarter 2010 net income will range between US$5.5 million and US$6.0 million

ZSTN currently estimates that FY 2010 revenue will range between US$125 million and US$130 million, and net income will range between US$17 million and US$19 million

NASDAQ: ZSTN
Thank you

www.shenyangkeji.com